UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




   Date of report (Date of earliest event reported):  March 11, 2002




                       LASALLE HOTEL PROPERTIES
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                  1-14045            36-4219376
-------------------------    ------------    -------------------
(State or other jurisdic-    (Commission        (IRS Employer
tion of incorporation or     File Number)    Identification No.)
organization)



4800 Montgomery Lane, Bethesda, Maryland             20814
----------------------------------------           ----------
(Address of principal executive office)            (Zip Code)




    Registrant's telephone number, including area code 301/941-1500




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following exhibit is included with this Report:

     Exhibit 99 Press release dated March 11, 2002 issued by LaSalle Hotel Properties.



ITEM 9.  REGULATION FD DISCLOSURE

     On March 11, 2002, LaSalle Hotel Properties issued a press release announcing that Raymond James, as Lead Underwriter, with Legg Mason Wood Walker Incorporated, Prudential Securities Incorporated and SG Cowen exercised their overallotment option to acquire an additional 511,900 shares of the Company's 10-1/4% Series A Cumulative Preferred Shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            LASALLE HOTEL PROPERTIES



Dated:  March 11, 2002      BY:   /s/ HANS WEGER
                                  -------------------------
                                  Hans Weger
                                  Executive Vice President,
                                  Treasurer and
                                  Chief Financial Officer
                                  (Authorized Officer and
                                  Principal Financial and
                                  Accounting Officer)

                             EXHIBIT INDEX
                             -------------




Exhibit
Number           Description
-------          -----------


  99             Press release dated March 11, 2002 issued by
                 LaSalle Hotel Properties.